UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------
                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of report (date of earliest
                                event reported):
                                  July 28, 2006

                                Unify Corporation

             (Exact name of registrant as specified in its charter)

        Delaware                         001-11807               94-2710559
(State or other jurisdiction of     (Commission File No.)     (I.R.S. Employer
     incorporation)                                          Identification No.)


                              2101 Arena Boulevard
                          Sacramento, California 95834
                    (Address of principal executive offices)

              Registrant's telephone number, including area code:
                                 (916) 928-6400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ X ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

         Item 2.02 and Item 8.01 Result of Operations and Financial Condition

         On July 28, 2006, Unify Corporation (the "Company" or "Unify") issued a press release regarding the Company's financial results for its fiscal 2006 fourth quarter and year ended April 30, 2006. The full text of the Company's press release is attached hereto as Exhibit 99.1

         The information in the release relating to the proposed merger between Halo Technology Holdings ("HALO") and Unify shall be deemed filed under the Securities Exchange Act of 1934.


         Forward-Looking Statements Safe Harbor


Legal Notice Regarding Forward-Looking Statements

         Unify Legal Notice: This press release contains "forward-looking statements" as that term is defined in Section 21E of the Securities Exchange Act of 1934 as amended. Forward looking statements are denoted by words such as "anticipates", "expects", "intends", "plans", "believes", "seeks", "estimates", and other variations of such words and similar expressions are intended to identify such forward-looking statements. These forward looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the Company's forward looking statements. Such risks and uncertainties include, but are not limited to general economic conditions in the insurance industry, computer and software industries, domestically and worldwide, the Company's ability to keep up with technological innovations in relation to its competitors, product defects or delays, developments in the Company's relationships with its customers, distributors and suppliers, changes in pricing policies of the Company or its competitors, the Company's ability to attract and retain employees in key positions and the risks and uncertainties associated with a merger of two companies. In addition, Unify's forward looking statements should be considered in the context of other risks and uncertainties discussed in the Company's SEC filings available for viewing on its web site at "Investor Relations," "SEC filings" or from the SEC at www.sec.gov.


Additional Information Relating to the Merger and Where to Find It
HALO and Unify will file a definitive prospectus/proxy statement with the SEC in connection with the proposed transaction. Investors are urged to read any such prospectus/proxy statement, when available, which will contain important information. The prospectus/proxy statement will be, and other documents filed by HALO and Unify with the SEC are, available free of charge at the SEC's website (www.sec.gov) or from HALO by directing a request to Investor Relations at HALO Technology Holdings, 200 Railroad Ave., Greenwich, CT 06830, 203-422-2950 or from Unify Corporation's Web site at www.unify.com. Neither this communication nor the prospectus/proxy statement, when available, will constitute an offer to issue HALO common stock in any jurisdiction outside the United States where such offer or issuance would be prohibited -- such an offer or issuance will only be made in accordance with the applicable laws of such jurisdiction.

HALO, Unify and their respective directors, executive officers, and other employees may be deemed to be participating in the solicitation of proxies from Unify stockholders in connection with the approval of the proposed transaction. Information about HALO's directors and executive officers is available in HALO's proxy statement, dated October 7, 2005 for its 2005 annual meeting of stockholders. Information about Unify's directors and executive officers is available in Unify's proxy statement, dated August 12, 2005 for its 2005 annual meeting of stockholders. Additional information about the interests of potential participants will be included in the definitive prospectus/proxy statement HALO and Unify will file with the SEC.

                                       ###


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

Item 9.01         Financial Statements and Exhibits.

         (c)      Exhibits.

        Exhibit No.             Description
        -----------             -----------

           99.1                 Press release dated July 28, 2006.










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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 28, 2006


By:   /s/  Steven Bonham
      ---------------------------------------------

      Steven Bonham
      Vice President and CFO
      (Principal Financial and Accounting Officer)




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